Exhibit 10.1

SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release (the “Settlement Agreement”) is entered into and effective on the 12th day of February, 2013 (the “Effective Date”), between Shionogi & Co., Ltd. (“Shionogi”) and InterMune, Inc. (“InterMune”). Shionogi and InterMune are sometimes referred to herein, individually, as a “Party” or, collectively, as the “Parties.”

WHEREAS, effective May 27, 2004, Shionogi and InterMune entered into an Agreement for Collaboration to Exchange Documents from Clinical Studies, which the Parties amended effective February 11, 2010 (as amended, the “Collaboration Agreement”).

WHEREAS, on July 5, 2012, Shionogi filed suit against InterMune in the United States District Court for the Northern District of California under the caption Shionogi & Co., Ltd. v. InterMune, Inc., Case No. 3:12-cv-03495-EDL (the “Action”), alleging, among other things, a breach of the Collaboration Agreement.

WHEREAS, on February 12, 2013, the Parties entered into a short-form agreement (the “Term Sheet”) pursuant to which the Parties agreed to settle the Action under the terms set forth therein and to execute more complete settlement documentation thereafter.

WHEREAS, in accordance with the Term Sheet, the Parties wish to more completely document the February 12, 2013 agreement, with no admission of liability by any Party.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements set forth herein, the receipt and sufficiency of which is acknowledged by the Parties, the Parties hereby agree as follows:

1. Definitions.

(a) “Affiliate” shall mean, as to any Person, any other Person, whether now existing or created in the future, that in whatever country organized or resident, directly or indirectly through one or more intermediaries, is controlled by, is under common control with, or controls, such first Person. For purposes of this definition, “control” shall mean (i) the power to, directly or indirectly, direct the affairs of a Person by reason of ownership of voting stock, contract or otherwise and (ii) direct or indirect ownership through one or more intermediaries of the maximum ownership interest in a Person permitted in the country where such Person exists.

(b) “Certificate of Suitability” shall mean a certificate issued by a regulatory body charged with review of NDAs in any country or jurisdiction to confirm the marketing authorization status of products authorized by the regulatory body. By way of example, in the EU, the Committee for Medicinal Products for Human Use issues European Medicines Agency Certificates of Medicinal Products on behalf of the European Commission to confirm the marketing status of NDAs in the EU. The purpose of a Certificate of Suitability is to facilitate or gain approval in other countries with limited or no independent formal regulatory review.

(c) “EU” shall mean the member states of the European Union as of the Effective Date and the European Economic Area countries Iceland, Liechtenstein and Norway.

(d) “NDA” shall have the meaning assigned to that term in Section 1.3(a) of the Collaboration Agreement.

(e) “Net Sales” shall have the meaning assigned to that term in Section 3.4.5.2 of the Collaboration Agreement.

(f) “Person” shall mean any individual, corporation, firm, partnership, proprietorship, limited liability company, trust, joint venture or other entity and shall include any successor (by merger or otherwise) of such entity.

(g) “Pirfenidone” shall mean the orally active anti-fibrotic agent with the chemical composition 5-methyl-1-phenyl-2-(1H)-pyridone.

(h) “Product” shall have the meaning assigned to that term in Section 3.4.5.1 of the Collaboration Agreement.

(i) “Respective Territories” shall have the meaning assigned to that term in Section 1.2 of the Collaboration Agreement.

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(j) “Royalty Term” shall mean the period from January 1, 2013, through February 28, 2021.

2. Dismissal of the Action. Immediately upon execution of this Settlement Agreement, the Parties shall execute and file with the United States District Court for the Northern District of California a Stipulation of Voluntary Dismissal with Prejudice, substantially in the form attached hereto as Exhibit A. Each Party shall bear its own legal fees and costs incurred in the Action.

3. Releases and Covenant Not to Sue.

(a) Apart from the rights and obligations created by, acknowledged in, or arising out of this Settlement Agreement, Shionogi, on the one hand, and InterMune, on the other hand, on and as of the Effective Date, do hereby, for themselves and on behalf of their respective Affiliates, and each of the past, present and future employees, officers, directors, agents, assigns, heirs, executors, administrators, insurers, attorneys and consultants of the foregoing, release, discharge and dismiss any and all claims, actions, causes of action, suits, liabilities, debts, losses and demands whatsoever in law, and in equity or otherwise, whether presently known or unknown, accrued or not accrued, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, whether based on state, local, foreign, federal, statutory, regulatory or common law or any other law, rule or regulation, arising out of the Collaboration Agreement that exist as of the Effective Date (“Claims”) against each other or each other’s Affiliates, and each of the past, present and future employees, officers, directors, agents, assigns, heirs, executors, administrators, insurers, attorneys and consultants of the foregoing, including any Claims that were or could have been asserted in the Action.

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(b) Each Party acknowledges that it is familiar with Section 1542 of the Civil Code of California and hereby expressly, knowingly and voluntarily waives and relinquishes, to the fullest extent permitted by law, the provisions, protections, rights and benefits afforded by Section 1542, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

(c) The Parties also hereby expressly, knowingly and voluntarily waive and relinquish all provisions, protections, rights and benefits they may have under any statutes, precedent or principles of equity or common law in any jurisdiction that are comparable to the provisions, protections, rights and benefits afforded by Section 1542 of the Civil Code of California.

(d) Each Party covenants that in the future it will not bring suit based upon any Claims, or assert in any way, in or out of a legal proceeding, any Claims, against the other Party or the other Party’s Affiliates, and each of the past, present and future employees, officers, directors, agents, assigns, heirs, executors, administrators, insurers, attorneys and consultants of the foregoing.

4. Royalty Payments.

(a) InterMune shall pay or cause one of its Affiliates to pay to Shionogi a royalty of four and one-quarter percent (4.25%) of InterMune’s Net Sales of Product in the EU during the Royalty Term (the “Royalties”). The Royalties shall be payable to Shionogi on a quarterly basis and each payment shall be due within sixty (60) days following the end of InterMune’s fiscal quarter with respect to which such Royalty payment is being made. All amounts due under this Settlement Agreement will be paid in United States Dollars. With respect to any given calendar month, InterMune’s Net Sales invoiced during such calendar month in currency other than United States Dollars shall be converted to United States Dollars using the midpoint exchange rate in effect as of 5:00 p.m. New York City time on the last business day of the prior calendar month, as retrieved from the Bloomberg system (or any other source mutually agreed to by InterMune and Shionogi). Unless Shionogi provides InterMune with written notice otherwise at least fifteen (15) days prior to the date a payment is due, all Royalty payments to Shionogi shall be made by wire transfer to the following account:

Bank Name:       Sumitomo Mitsui Banking Corporation, Osaka Head Office

Bank Address:   6-5, Kitahama 4-chome, Chuo-ku, Osaka Japan

Account Name: Shionogi & Co., Ltd.

Account No.:     230834

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(b) InterMune shall not include in any future NDA for Pirfenidone marketing approval (or future amendment to any existing NDA for marketing approval) any clinical data derived from Shionogi’s Pirfenidone clinical studies referred to as “SP2” or “SP3” that includes or is comparable to the information from SP2 or SP3 listed in Exhibit B hereto, including any data from SP2 or SP3 contained in or derived from Shionogi’s SAS database or other patient level data from SP2 or SP3 (“Patient Level Data”). If InterMune submits any Patient Level Data in any NDA, or a future amendment to an existing NDA, then the royalty provisions of Section 3.4 of the Collaboration Agreement shall apply.

(c) Except as described in Paragraph 4(a) & (b), Shionogi agrees that InterMune is not required to pay any royalties to Shionogi for sales of Product anywhere within InterMune’s Respective Territories.

(d) Shionogi agrees that InterMune is not required to pay any royalties to Shionogi, and that Shionogi will not make any claim for royalties, for sales of Product in Canada based upon InterMune’s NDA submitted to Health Canada’s Therapeutic Products Directorate, File No. 9427-J0863-25, on March 1, 2012 (the “Canada NDA”). Any amendment to the Canada NDA shall be governed by the provisions of Paragraph 4(b).

(e) Shionogi agrees that InterMune is not required to pay any royalties to Shionogi, and that Shionogi will not make any claim for royalties, for sales of Product in the United States based upon InterMune’s NDA submitted to the United States Food & Drug Administration, Reference No. NDA 22-535, on November 04, 2009 (the “U.S. NDA”). Any amendment to the U.S. NDA shall be governed by the provisions of Paragraph 4(b).

5. Royalty Calculations and Dispute Resolution.

(a) Report: Prior to or simultaneously with each quarterly Royalty payment, InterMune will provide a statement showing in reasonable detail its Royalty payment calculation, including each of the categories of charges and expenses specified in Section 3.4.5.2 of the Collaboration Agreement (“Royalty Statement”), substantially in the format of the sample royalty statement (“Sample Royalty Statement”) attached hereto as Exhibit C.

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(b) Books and Records: InterMune shall maintain the books and records that it prepares or uses in the ordinary course of business related to calculation of each of the components of the Royalty Statement for a period of three (3) years from the end of InterMune’s fiscal year for which the applicable Royalty is payable. Books and records should include sufficient accounting documentation to support InterMune’s calculation of each of the components of Net Sales.

(c) Audit: No more frequently than once per fiscal year during the Royalty Term, Shionogi will have the right to have the books and records kept by InterMune pursuant to Paragraph 5(b) inspected at Shionogi’s expense during InterMune’s normal business hours by an outside auditor (and not, for the avoidance of doubt, by any Shionogi employee) appointed by Shionogi and reasonably acceptable to InterMune (an “Auditor”) for the purpose of verifying the amounts due and payable hereunder (the “Audit”). InterMune shall timely and in good faith comply with any reasonable requests by the Auditor to access the books and records described in Paragraph 5(b) and any other information reasonably requested by the Auditor. Failure to comply with such requests will immediately trigger the dispute resolution provisions of Paragraph 5(f), below. The Audit of any Royalty payments for any fiscal year during the Royalty Term may not be commenced more than three (3) years after payment of Royalties for the fourth quarter of such fiscal year. Each Audit shall be completed within sixty (60) days of its commencement (except that if InterMune requires more than five business days to respond to any reasonable request for records or information made by the Auditor, the full time that it requires InterMune to respond shall be excluded) (the “Audit Period”).

(d) If the Auditor concludes that InterMune has underpaid the applicable Royalty, Shionogi may notify InterMune in writing (the “Notice of Disagreement”) within thirty (30) days following the conclusion of the relevant Audit Period that Shionogi disagrees with the Royalty Statement. The Notice of Disagreement shall set forth in reasonable detail the basis for such dispute (including the relevant findings of the Auditor), the amounts involved and Shionogi’s determination of the amount of the Royalty payment due if possible to

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calculate based on information provided by InterMune. To the extent Shionogi contends that it is unable to determine the amount of the Royalty payment it believes to be due, Shionogi shall so state in the Notice of Disagreement and shall specify therein its best estimate of the amount due (or that it is unable to estimate) and the information it believes it needs to make a more precise determination. In the event that (i) an Audit is not commenced in accordance with Paragraph 5(c) or (ii) a Notice of Disagreement is not delivered in accordance with this Paragraph 5(d), then the amount of Royalties paid for the applicable fiscal year or years shall be deemed final.

(e) Consultation Period: During the thirty (30) days immediately following the delivery of a Notice of Disagreement (“Consultation Period”), Shionogi and InterMune shall seek in good faith to resolve any differences that they may have with respect to the matters specified in the Notice of Disagreement.

(f) Dispute Resolution: If at the end of the Consultation Period, Shionogi and InterMune have been unable to resolve any differences that they may have with respect to the matters specified in the Notice of Disagreement, Shionogi and InterMune shall submit all matters that remain in dispute with respect to the Notice of Disagreement to (i) an independent certified public accountant mutually acceptable to Shionogi and InterMune (an “Independent Accountant”) or (ii) if Shionogi and InterMune are unable to appoint an Independent Accountant pursuant to the foregoing clause (i) within ten (10) business days after the end of the Consultation Period, then the American Arbitration Association shall choose the Independent Accountant from among a list of candidates submitted by Shionogi and InterMune, with neither Party submitting more than three (3) candidates.

Within forty-five (45) business days after such accountant’s selection, the Independent Accountant shall make a final determination, binding on the Parties to this Settlement Agreement, of the appropriate Royalty payment due to Shionogi, if any. The Independent Accountant will consider only those items included in the definition of Net Sales set forth in Section 3.4.5.2 of the Collaboration Agreement, and Royalties, as defined in this Settlement Agreement. The Independent Accountant may not assign a value to any item of dispute greater than the greatest value, or less than the smallest value, assigned by InterMune in the Royalty Statement or by Shionogi in the Notice of Disagreement, unless the dispute resolution process set forth in this Paragraph 5(f) is triggered automatically pursuant to Paragraph 5(c).

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The costs and expenses of the Independent Accountant’s review and determination shall be allocated between the Parties by the Independent Accountant. If the Independent Accountant is unwilling to perform such allocation, the costs and expenses of the Independent Accountant shall be allocated ratably between the Parties in inverse proportion to the extent to which they prevail in the Independent Accountant’s determination, with the Party whose calculation of the applicable Royalty payment varies least from that of the Independent Accountant paying a portion equal to the total costs and expenses of the Independent Accountant multiplied by the quotient of (x) the difference between such Party’s proposed calculation of the Royalty payment and that of the Independent Accountant divided by (y) the difference between such Party’s proposed calculation of the Royalty payment and that of the other Party. The ratable allocation of payment of the Independent Accountant’s costs and expenses shall be determined by the Independent Accountant in accordance with the methodology described above. During the review by the Independent Accountant, Shionogi and InterMune will each make available to the Independent Accountant relevant individuals for interview, and such information, books and records and work papers as may be reasonably required by the Independent Accountant to fulfill its obligations under this section. In reaching a final determination, the Independent Accountant may take into account a Party’s failure to provide information and records reasonably requested by the Independent Accountant, including by finding that such failure results in a waiver of the Party’s position and an award in favor of the other Party. In acting under this Settlement Agreement, the Independent Accountant will be entitled to the privileges (to the extent necessary to resolve disputes under this Paragraph 5) and immunities of an arbitrator.

(g) Payments: Any payments due under this provision must be made within twenty (20) business days of the conclusion of any Consultation Period or dispute resolution by the Independent Accountant.

(h) Late Payments: Any payments or portions thereof due hereunder which are not paid by the date such payments are due under this Settlement Agreement will bear interest at five percent (5%) per annum, compounded annually, calculated on the number of days such payment is delinquent. Payments late through no fault of the payer shall not be subject to interest.

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6. Other Collaboration.

(a) Except as described in Paragraph 6(b), Shionogi shall have no obligation to provide assistance to InterMune in the Pirfenidone regulatory approval process within any of InterMune’s Respective Territories.

(b) Each Party agrees that, if so requested, it will cooperate in good faith and use its reasonable best efforts to obtain and share with the other Party Certificates of Suitability relating to Product as necessary in order to assist such other Party’s marketing approval efforts for Product in its Respective Territories. Cooperation with respect to obtaining Certificates of Suitability, or submission of Certificates of Suitability to any regulatory authority in connection with an NDA, shall not trigger any royalty obligations.

7. Assignment.

(a) Neither Party may assign or transfer this Settlement Agreement nor any right or obligation hereunder without the other Party’s prior written consent (such consent not to be unreasonably withheld), and any such attempted assignment or transfer shall be void and of no effect.

(b) Notwithstanding the foregoing Paragraph 7(a), InterMune may (i) assign or transfer this Settlement Agreement together with all rights and obligations hereunder and/or (ii) alienate its right to sell Pirfenidone in the EU during the Royalty Term (an “Alienation”), in each case including an assignment, transfer or Alienation in connection with a merger, acquisition, reorganization, change in control, sale of all or substantially all of its assets to which this Settlement Agreement relates, or otherwise by operation of law, provided that in either case InterMune obtains the agreement of the party that, after such transaction, has the right to sell Pirfenidone in the EU (the “Transferee”) to be bound by and assume all of the terms and provisions of this Settlement Agreement, substantially in the form of the sample Agreement and Assumption of Settlement Agreement attached hereto as Exhibit D. For the avoidance of doubt, obtaining the agreement of the Transferee to be bound by and assume all terms and provisions of

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this Settlement Agreement in the form identified in Exhibit D shall satisfy InterMune’s obligations under this Paragraph 7(b). To the extent InterMune fails to comply with this Paragraph 7(b), and absent consent under Paragraph 7(a), such assignment, transfer, merger, acquisition, reorganization, change in control, sale of all or substantially all of InterMune’s assets or Alienation is void and of no effect.

(c) For the avoidance of doubt, upon any assignment or other transfer, all of the terms and provisions of this Settlement Agreement binding upon, or inuring to the benefit of, the assigning or transferring Party shall be binding on, and inure to the benefit of, its successor, transferee or assign, whether or not so expressed in the assignment or other document effecting the transfer.

8. Miscellaneous.

(a) Each Party signing this Settlement Agreement represents and warrants that: (i) it has read and understands the terms of this Settlement Agreement and has been advised by counsel with respect to such terms; (ii) it is duly authorized to execute and deliver this Settlement Agreement and perform its obligations hereunder, and it has taken all actions necessary to authorize such execution, delivery and performance; (iii) this Settlement Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and (iv) its execution of this Settlement Agreement does not contravene, or constitute a default under, any provision of applicable law or regulation (including any order, decree, judgment, injunction or other judicial or governmental restriction applicable to such Party or any portion of its assets), the formation agreements or governing instruments of such Party, or of any other material agreement, judgment, injunction, order, decree or other instrument binding upon such Party.

(b) All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or facsimile (provided that, in the case of facsimile, such notice shall be followed by dispatch pursuant to one of the other methods described herein within one (1) business day) or sent, postage prepaid, by registered, certified or express mail or reputable courier service and shall be deemed given when so delivered by hand or facsimile, or if mailed, five (5) days after mailing (three (3) days in the case

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of express mail or courier service), as follows (or at such other address for a Party as shall be specified by notice given in accordance with this Paragraph 8(b)). Courtesy copies of any such notice shall simultaneously be sent by e-mail.

If to Shionogi, to:

General Manager

Legal Affairs Department

Shionogi & Co., Ltd.

3-1-8, Doshomachi, Chuo-ku

Osaka 541-0045, Japan

Email: shinya.matsuzawa@shionogi.co.jp

Fax: +81-6-6202-0886

With a copy to:

Jason McDonell, Esq.

Jones Day

555 California Street, 26th Floor

San Francisco, CA 94104

Email: jmcdonell@jonesday.com

Fax: 415-875-5700

If to InterMune, to:

Robin Steele, Esq.

Senior Vice President and General Counsel

InterMune, Inc.

3280 Bayshore Boulevard

Brisbane, CA 94005

E-mail: rsteele@intermune.com

Fax: 415-508-0006

With a copy to:

Gary A. Bornstein, Esq.

Cravath, Swaine & Moore LLP

Worldwide Plaza

825 Eighth Avenue

New York, NY 10019

E-mail: gbornstein@cravath.com

Fax: 212-474-3700

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(c) Each Party shall pay all expenses (including attorneys’ fees) incurred by it in connection with this Settlement Agreement.

(d) This Settlement Agreement and its wording are the result of mutual arm’s-length negotiation, and in the event of a dispute concerning the meaning of any term contained herein, no adverse inference or presumption shall be drawn against any Party.

(e) The headings contained in this Settlement Agreement or in any Exhibit hereto are for reference purposes only and shall not affect the meaning or interpretation of this Settlement Agreement. When a reference is made in this Settlement Agreement to a Paragraph or Exhibit, such reference shall be to a Paragraph of or Exhibit to this Settlement Agreement unless otherwise indicated. For all purposes hereof, the terms “include,” “includes” and “including” shall be deemed followed by the words “without limitation.” The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Settlement Agreement shall refer to this Settlement Agreement as a whole and not to any particular provision of this Settlement Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if.” The definitions contained in this Settlement Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented. References to a Person are also to its permitted successors and assigns.

(f) This Settlement Agreement may be executed in two or more counterparts (including by facsimile or by a scanned and e-mailed pdf file), each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same instrument.

(g) This Settlement Agreement shall be governed by, subject to and construed in accordance with the laws of the State of California, without regard to the laws that might otherwise govern under its internal conflicts of law principles.

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(h) For any legal action arising from or related to this Settlement Agreement, both Parties hereby (i) consent to submit to the jurisdiction of the United States District Court for the Northern District of California, San Francisco Division, if initiated by Shionogi, and the district court located in Osaka, Japan, if initiated by InterMune, (ii) agree to waive any defense or objection based on lack of in personam jurisdiction or venue or any claim of forum non conveniens in the event such an action is brought in such court and (iii) agree that they will not bring any action relating to this Settlement Agreement in any court or forum other than as set forth in the foregoing clause (i).

(i) This Settlement Agreement is a fully integrated agreement, containing the entire understanding among the Parties with respect to the subject matter contained herein. For the avoidance of doubt, this Settlement Agreement replaces and supersedes the Term Sheet in its entirety. Neither this Settlement Agreement nor any right or obligation hereunder shall be modified, amended, assigned or discharged except as expressly stated in this Settlement Agreement or by a written agreement signed by the Parties hereto. This Settlement Agreement shall be binding upon, inure to the benefit of and be enforceable by, the Parties hereto and their respective successors and permitted assigns.

(j) The Parties acknowledge and agree that, in entering into this Settlement Agreement, they have not relied on any agreements, warranties, understandings, conditions, covenants, representations or promises other than those expressly stated or referenced in this Settlement Agreement. The Parties acknowledge and understand that all terms of this Settlement Agreement are enforceable as written, and intend to enforce and comply with all written terms of this Settlement Agreement. The Parties hereby acknowledge and agree that they will be bound by all the terms in this Settlement Agreement, notwithstanding any prior or subsequent agreement, warranty, understanding, condition, covenant, representation or promise suggesting otherwise.

(k) For the avoidance of doubt, the Collaboration Agreement shall continue in full force and effect; provided that, in the event of any conflict between the Collaboration Agreement and this Settlement Agreement, this Settlement Agreement shall control.

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(l) The failure of either Party to require the performance of a term or obligation under this Settlement Agreement or the waiver by either Party of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach hereunder.

(m) If any provision of this Settlement Agreement or the application of any such provision to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision hereof and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

IN WITNESS WHEREOF, the Parties hereto have caused this Settlement Agreement to be executed by their duly authorized representatives as of the Effective Date.

SHIONOGI & CO., LTD.,

By	/s/ Shinya Matsuzawa
	Name:	Shinya Matsuzawa
	Title:	Corporate Officer, General Manager Legal Affairs Department

INTERMUNE, INC.,

By	/s/ Daniel G. Welch
Name: Daniel G. Welch
Title: Chairman, CEO & President

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EXHIBIT A

Jason McDonell (State Bar No. 115084)

jmcdonell@JonesDay.com

Katherine S. Ritchey (State Bar No. 178409)

ksritchey@JonesDay.com

Amir Q. Amiri (State Bar No. 271224)

aamiri@JonesDay.com

JONES DAY

555 California Street, 26th Floor

San Francisco, CA 94104

Telephone: +1.415.626.3939

Facsimile: +1.415.875.5700

Attorneys for Plaintiff Shionogi & Co., Ltd.

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN FRANCISCO DIVISION

SHIONOGI & CO., LTD., a Japanese Company,	Case No. 3:12-CV-03495-EDL

Plaintiff,	STIPULATION OF VOLUNTARY DISMISSAL WITH PREJUDICE

v.	Magistrate Judge Elizabeth D. Laporte Courtroom E – 15th Floor Trial Date: May 5, 2014
INTERMUNE, INC., a Delaware Corporation,

Defendant.

It is hereby stipulated and agreed that, pursuant to Rule 41(a)(1)(A)(ii) of the Federal Rules of Civil Procedure, the above-captioned action is hereby dismissed with prejudice. Each of the parties is to bear its own costs and attorneys’ fees.

Dated: May , 2013	JONES DAY

By:
Jason McDonell

Attorneys for Plaintiff Shionogi & Co., Ltd.

LATHAM & WATKINS LLP

Patrick E. Gibbs

CRAVATH, SWAINE & MOORE LLP

Gary A. Bornstein

By:
Gary A. Bornstein

Attorneys for Defendant InterMune, Inc.

EXHIBIT B

1.	16.2.1 Discontinued Patients

2.	16.2.2 Protocol Deviations

3.	16.2.3 Patients Excluded from the Efficacy Analysis

4.	16.2.4 Demographic Data

5.	16.2.5 Compliance and/or Drug Concentration Data

6.	16.2.6 Individual Efficacy Response Data

7.	16.2.7 Adverse Event Listings

8.	16.2.8 Listing of Individual Laboratory Measurements by Patient

9.	16.3 Case Report Forms (“CRFs”)

10.	16.3.1 CRFs for Deaths, Other Serious Adverse Events and Withdrawals for Adverse Events

11.	16.3.2 Other CRFs Submitted

12.	16.4 Individual Subject/Patient Data Listings

EXHIBIT C

Sample Royalty Statement

SUMMARY

InterMune, Inc. Royalty Statement (in USD)

Quarter ending

			Reference
Gross Amount Invoiced For Sales - Esbriet		0.00	Schedule 1
Less charges and expenses (as set forth in Section 3.4.5.2 of the Collaboration Agreement1):
Section 3.4.5.2(a)	0.00		Schedule 2
Section 3.4.5.2(b)	0.00		Schedule 2
Section 3.4.5.2(c)	0.00		Schedule 2
Section 3.4.5.2(d)	0.00		Schedule 2
Section 3.4.5.2(e)	0.00		Schedule 2
Section 3.4.5.2(f)	0.00		Schedule 2
Section 3.4.5.2(g)	0.00		Schedule 2

Total charges and expenses	0.00	0.00

Net Sales of Product		0.00
Royalty Rate		4.25%

Royalty Payable		0.00

The midpoint exchange rate in effect as of 5:00 p.m. New York City time on the last business day of the prior calendar month, as retrieved from the Bloomberg system (or any other source mutually agreed to by InterMune and Shionogi) to convert currency to USD:

[Country 1]	[Rate (listed by month)]
[Country 2]	[Rate (listed by month)]

[1]	This Exhibit C, and the schedules thereto, including all headings therein, shall not be interpreted to alter the meaning of Net Sales as defined in Section 3.4.5.2 of the Collaboration Agreement. In the event of any dispute regarding the meaning of Net Sales, the language in this Exhibit C, and the schedules thereto, including all headings therein, shall not be considered in any way as evidence in support of or in opposition to either Party’s position.

[Country 3]	[Rate (listed by month)]
[add line for each additional country]	[Rate (listed by month)]

EXHIBIT C

Sample Royalty Statement

SCHEDULE 1

InterMune, Inc. Royalty Statement (in USD)

Quarter ending

CALCULATION OF GROSS AMOUNT INVOICED FOR SALES - ESBRIET

	a	b	c = a + b	d	e = see [3]	f = c / e
Country	Gross Amount Invoiced [1]	Adjustments [2]	Adjusted Gross Amount Invoiced	Reporting Currency	Exchange Rate [to USD (by month)]	Gross Amount Invoiced For Sales- Esbriet [USD]
[Country 1]			0.00			0.00
[Country 2]			0.00			0.00
[Country 3]			0.00			0.00
[Country 4]			0.00			0.00
[add line for each additional country]			0.00			0.00

TOTAL						0.00

[1]	Total unadjusted amount per InterMune’s underlying records.
[2]	Describe any adjustments made and the reasons for such adjustments:

[Country 1]

[Country 2]

[Country 3]

[Country 4]

[3]	The midpoint exchange rate in effect as of 5:00 p.m. New York City time on the last business day of the prior calendar month, as retrieved from the Bloomberg system (or any other source mutually agreed to by InterMune and Shionogi).

EXHIBIT C

Sample Royalty Statement

SCHEDULE 2

InterMune, Inc. Royalty Statement (in USD)

Quarter ending

CALCULATION OF CHARGES AND EXPENSES [in USD]

(as set forth in Section 3.4.5.2 of the Collaboration Agreement)

		a	b	c	d	e	Sum
Charges and Expenses	Reference	[Country 1]	[Country 2]	[Country 3]	[Country 4]	[add column for each additional country]	Total Charges and Expenses
Section 3.4.5.2(a)	Schedule 3	0.00					0.00
Section 3.4.5.2(b)	Schedule 4	0.00					0.00
Section 3.4.5.2(c)	Schedule 5	0.00					0.00
Section 3.4.5.2(d)	Schedule 6	0.00					0.00
Section 3.4.5.2(e)	Schedule 7	0.00					0.00
Section 3.4.5.2(f)	Schedule 8	0.00					0.00
Section 3.4.5.2(g)	Schedule 9	0.00					0.00
Total		0.00	0.00	0.00	0.00	0.00	0.00

EXHIBIT C

Sample Royalty Statement

SCHEDULE 3[a]

InterMune, Inc. Royalty Statement (in USD)

Quarter ending

CALCULATION OF CHARGES AND EXPENSES - Section 3.4.5.2(a)

[to be completed for each applicable Country]

Country: [Country 1]

Reasonable and customary charges and expenses:	Month 1		Month 2		Month 3
Bonuses	0.00		0.00		0.00
Price reductions	0.00		0.00		0.00
Discounts (including cash discounts and quantity discounts)	0.00		0.00		0.00
Trade allowances or rebates taken (including rebates to social and welfare systems)	0.00		0.00		0.00
Governmental rebates	0.00		0.00		0.00
Chargebacks	0.00		0.00		0.00
Commissions	0.00		0.00		0.00
Group purchasing management fees for formulary access	0.00		0.00		0.00

Total per InterMune Underlying Records [1]	0.00		0.00		0.00		0.00
Adjustments [2]:
1 [Description of Adjustment 1]	0.00		0.00		0.00
2 [Description of Adjustment 2]	0.00		0.00		0.00
3 [Description of Adjustment 3]	0.00		0.00		0.00

Total Adjustments	0.00		0.00		0.00		0.00

Total Charges and Expenses - Section 3.4.5.2(a)							0.00
Exchange rate (to convert currency to USD) [3]	[Rate	]	[Rate	]	[Rate	]

Total Charges and Expenses - Section 3.4.5.2(a) in USD							0.00

[1]	Total unadjusted amount per InterMune’s underlying records.
[2]	Describe any adjustments made and the reasons for such adjustments. Any such adjustments shall be without prejudice to either Party’s position regarding whether such adjustments are consistent with Section 3.4.5.2 of the Collaboration Agreement:

Adjustment 1

Adjustment 2

Adjustment 3

[3]	The midpoint exchange rate in effect as of 5:00 p.m. New York City time on the last business day of the prior calendar month, as retrieved from the Bloomberg system (or any other source mutually agreed to by InterMune and Shionogi).

EXHIBIT C

Sample Royalty Statement

SCHEDULE 4[a]

InterMune, Inc. Royalty Statement (in USD)

Quarter ending

CALCULATION OF CHARGES AND EXPENSES - Section 3.4.5.2(b)

[to be completed for each applicable Country]

Country: [Country 1]

Reasonable and customary charges and expenses:	Month 1		Month 2		Month 3
Government mandated rebates	0.00		0.00		0.00
Other rebates, if applicable - [describe]	0.00		0.00		0.00
Other rebates, if applicable - [describe]	0.00		0.00		0.00
Other rebates, if applicable - [describe]	0.00		0.00		0.00
Other rebates, if applicable - [describe]	0.00		0.00		0.00

Total per InterMune Underlying Records [1]	0.00		0.00		0.00		0.00
Adjustments [2]:
1 [Description of Adjustment 1]	0.00		0.00		0.00
2 [Description of Adjustment 2]	0.00		0.00		0.00
3 [Description of Adjustment 3]	0.00		0.00		0.00

Total Adjustments	0.00		0.00		0.00		0.00

Total Charges and Expenses - Section 3.4.5.2(b)							0.00
Exchange rate (to convert currency to USD) [3]	[Rate	]	[Rate	]	[Rate	]

Total Charges and Expenses - Section 3.4.5.2(b) in USD							0.00

[1]	Total unadjusted amount per InterMune’s underlying records.
[2]	Describe any adjustments made and the reasons for such adjustments. Any such adjustments shall be without prejudice to either Party’s position regarding whether such adjustments are consistent with Section 3.4.5.2 of the Collaboration Agreement:

Adjustment 1

Adjustment 2

Adjustment 3

[3]	The midpoint exchange rate in effect as of 5:00 p.m. New York City time on the last business day of the prior calendar month, as retrieved from the Bloomberg system (or any other source mutually agreed to by InterMune and Shionogi).

EXHIBIT C

Sample Royalty Statement

SCHEDULE 5[a]

InterMune, Inc. Royalty Statement (in USD)

Quarter ending

CALCULATION OF CHARGES AND EXPENSES - Section 3.4.5.2(c)

[to be completed for each applicable Country]

Country: [Country 1]

Reasonable and customary charges and expenses:	Month 1		Month 2		Month 3
Credits or allowances given or made for rejection/recall	0.00		0.00		0.00
Credits or allowances given or made for returns of previously sold Product	0.00		0.00		0.00

Total per InterMune Underlying Records [1]	0.00		0.00		0.00		0.00
Adjustments [2]:
1 [Description of Adjustment 1]	0.00		0.00		0.00
2 [Description of Adjustment 2]	0.00		0.00		0.00
3 [Description of Adjustment 3]	0.00		0.00		0.00

Total Adjustments	0.00		0.00		0.00		0.00

Total Charges and Expenses - Section 3.4.5.2(c)							0.00
Exchange rate (to convert currency to USD) [3]	[Rate	]	[Rate	]	[Rate	]

Total Charges and Expenses - Section 3.4.5.2(c) in USD							0.00

[1]	Total unadjusted amount per InterMune’s underlying records.
[2]	Describe any adjustments made and the reasons for such adjustments. Any such adjustments shall be without prejudice to either Party’s position regarding whether such adjustments are consistent with Section 3.4.5.2 of the Collaboration Agreement:

Adjustment 1

Adjustment 2

Adjustment 3

[3]	The midpoint exchange rate in effect as of 5:00 p.m. New York City time on the last business day of the prior calendar month, as retrieved from the Bloomberg system (or any other source mutually agreed to by InterMune and Shionogi).

EXHIBIT C

Sample Royalty Statement

SCHEDULE 6[a]

InterMune, Inc. Royalty Statement (in USD)

Quarter ending

CALCULATION OF CHARGES AND EXPENSES - Section 3.4.5.2(d)

[to be completed for each applicable Country]

Country: [Country 1]

Reasonable and customary charges and expenses:	Month 1		Month 2		Month 3
Tax or governmental charge/duty/assessment (including value added or similar tax or government charge or import duties) levied on sale, transportation or delivery of Product to the extent included in price or otherwise paid by customer - [describe source 1]	0.00		0.00		0.00
Tax or governmental charge/duty/assessment (including value added or similar tax or government charge or import duties) levied on sale, transportation or delivery of Product to the extent included in price or otherwise paid by customer - [describe source 2, if multiple sources]	0.00		0.00		0.00
Tax or governmental charge/duty/assessment (including value added or similar tax or government charge or import duties) levied on sale, transportation or delivery of Product to the extent included in price or otherwise paid by customer - [describe source 3, if multiple sources]	0.00		0.00		0.00

Total per InterMune Underlying Records[1]	0.00		0.00		0.00		0.00
Adjustments [2]:
1 [Description of Adjustment 1]	0.00		0.00		0.00
2 [Description of Adjustment 2]	0.00		0.00		0.00
3 [Description of Adjustment 3]	0.00		0.00		0.00

Total Adjustments	0.00		0.00		0.00		0.00

Total Charges and Expenses - Section 3.4.5.2(d)							0.00
Exchange rate (to convert currency to USD) [3]	[Rate	]	[Rate	]	[Rate	]

Total Charges and Expenses - Section 3.4.5.2(d) in USD							0.00

[1]	Total unadjusted amount per InterMune’s underlying records.
[2]	Describe any adjustments made and the reasons for such adjustments. Any such adjustments shall be without prejudice to either Party’s position regarding whether such adjustments are consistent with Section 3.4.5.2 of the Collaboration Agreement:

Adjustment 1

Adjustment 2

Adjustment 3

[3]	The midpoint exchange rate in effect as of 5:00 p.m. New York City time on the last business day of the prior calendar month, as retrieved from the Bloomberg system (or any other source mutually agreed to by InterMune and Shionogi).

EXHIBIT C

Sample Royalty Statement

SCHEDULE 7[a]

InterMune, Inc. Royalty Statement (in USD)

Quarter ending

CALCULATION OF CHARGES AND EXPENSES - Section 3.4.5.2(e)

[to be completed for each applicable Country]

Country: [Country 1]

Reasonable and customary charges and expenses:	Month 1		Month 2		Month 3
Freight, postage, transportation, insurance and duties on shipment of Product	0.00		0.00		0.00
Distribution, packing, handling and transportation charges	0.00		0.00		0.00

Total per InterMune Underlying Records [1]	0.00		0.00		0.00		0.00
Adjustments [2]:
1 [Description of Adjustment 1]	0.00		0.00		0.00
2 [Description of Adjustment 2]	0.00		0.00		0.00
3 [Description of Adjustment 3]	0.00		0.00		0.00

Total Adjustments	0.00		0.00		0.00		0.00

Total Charges and Expenses - Section 3.4.5.2(e)							0.00
Exchange rate (to convert currency to USD) [3]	[Rate	]	[Rate	]	[Rate	]

Total Charges and Expenses - Section 3.4.5.2(e) in USD							0.00

[1]	Total unadjusted amount per InterMune’s underlying records.
[2]	Describe any adjustments made and the reasons for such adjustments. Any such adjustments shall be without prejudice to either Party’s position regarding whether such adjustments are consistent with Section 3.4.5.2 of the Collaboration Agreement:

Adjustment 1

Adjustment 2

Adjustment 3

[3]	The midpoint exchange rate in effect as of 5:00 p.m. New York City time on the last business day of the prior calendar month, as retrieved from the Bloomberg system (or any other source mutually agreed to by InterMune and Shionogi).

EXHIBIT C

Sample Royalty Statement

SCHEDULE 8[a]

InterMune, Inc. Royalty Statement (in USD)

Quarter ending

CALCULATION OF CHARGES AND EXPENSES - Section 3.4.5.2(f)

[to be completed for each applicable Country]

Country: [Country 1]

	Month 1		Month 2		Month 3
Actual amount of any write-offs for bad debt relating to sales of Product during the relevant time period	0.00		0.00		0.00

Total per InterMune Underlying Records [1]	0.00		0.00		0.00		0.00
Adjustments [2]:
1 [Description of Adjustment 1]	0.00		0.00		0.00
2 [Description of Adjustment 2]	0.00		0.00		0.00
3 [Description of Adjustment 3]	0.00		0.00		0.00

Total Adjustments	0.00		0.00		0.00		0.00

Total Charges and Expenses - Section 3.4.5.2(f)							0.00
Exchange rate (to convert currency to USD) [3]	[Rate	]	[Rate	]	[Rate	]

Total Charges and Expenses - Section 3.4.5.2(f) in USD							0.00

[1]	Total unadjusted amount per InterMune’s underlying records.
[2]	Describe any adjustments made and the reasons for such adjustments. Any such adjustments shall be without prejudice to either Party’s position regarding whether such adjustments are consistent with Section 3.4.5.2 of the Collaboration Agreement:

Adjustment 1

Adjustment 2

Adjustment 3

[3]	The midpoint exchange rate in effect as of 5:00 p.m. New York City time on the last business day of the prior calendar month, as retrieved from the Bloomberg system (or any other source mutually agreed to by InterMune and Shionogi).

EXHIBIT C

Sample Royalty Statement

SCHEDULE 9[a]

InterMune, Inc. Royalty Statement (in USD)

Quarter ending

CALCULATION OF CHARGES AND EXPENSES - Section 3.4.5.2(g)

[to be completed for each applicable Country]

Country: [Country 1]

	Month 1	Month 2	Month 3
Other items actually deducted from gross invoiced sales amounts as reported by InterMune in its financial statements in accordance with internationally recognized financial reporting standards:
[Describe – item 1]	0.00	0.00	0.00
[Describe – item 1]	0.00	0.00	0.00
[Describe – item 1]	0.00	0.00	0.00

Total per InterMune Underlying Records [1]	0.00	0.00	0.00	0.00
Adjustments [2]:
1 [Description of Adjustment 1]	0.00	0.00	0.00
2 [Description of Adjustment 2]	0.00	0.00	0.00
3 [Description of Adjustment 3]	0.00	0.00	0.00

Total Adjustments	0.00	0.00	0.00	0.00

Total Charges and Expenses - Section 3.4.5.2(g)				0.00
Exchange rate (to convert currency to USD) [3]	Rate	Rate	Rate

Total Charges and Expenses - Section 3.4.5.2(g) in USD				0.00

[1]	Total unadjusted amount per InterMune’s underlying records.
[2]	Describe any adjustments made and the reasons for such adjustments. Any such adjustments shall be without prejudice to either Party’s position regarding whether such adjustments are consistent with Section 3.4.5.2 of the Collaboration Agreement:

Adjustment 1

Adjustment 2

Adjustment 3

[3]	The midpoint exchange rate in effect as of 5:00 p.m. New York City time on the last business day of the prior calendar month, as retrieved from the Bloomberg system (or any other source mutually agreed to by InterMune and Shionogi).

EXHIBIT D

Sample Agreement and Assumption of Settlement Agreement

[Name of assignee/transferee/counterparty to alienation] acknowledges that Shionogi & Co. Ltd. (“Shionogi”) has valuable rights based on the Settlement Agreement with InterMune, Inc. (“InterMune”) effective February 12, 2013. [Name of assignee/transferee/counterparty to alienation] acknowledges that Shionogi’s consent is required for (1) any assignment or transfer of the Settlement Agreement or any rights or obligations thereunder by InterMune or (2) any alienation by InterMune of InterMune’s right to sell Pirfenidone in the EU during the Royalty Term, in both instances including an assignment, transfer or alienation in connection with a merger, acquisition, reorganization, change in control, and/or sale of all or substantially all of InterMune’s assets to which the Settlement Agreement relates, or otherwise by operation of law, unless the party that, after such transaction, has the right to sell Pirfenidone in the EU agrees to be bound by and assume all of the terms and provisions of the Settlement Agreement. [Name of assignee/transferee/counterparty to alienation] has reviewed the Settlement Agreement, and as part of the consideration for the assignment, transfer or alienation by InterMune, agrees to be bound by and assume all of the terms and conditions of the Settlement Agreement, and to stand in the shoes of InterMune for purposes of the Settlement Agreement. [Name of assignee/transferee/counterparty to alienation] acknowledges that, following the consummation of the assignment, transfer or alienation by InterMune, Shionogi may enforce its rights under the Settlement Agreement as against [Name of assignee/transferee/counterparty to alienation].

Dated: , 20 .

Signature:

Name:

Title: